Exhibit 99.1
REALNETWORKS ANNOUNCES FOURTH QUARTER AND FULL YEAR 2018 RESULTS

SEATTLE - February 6, 2019 -

RealNetworks, Inc. (Nasdaq: RNWK), a leader in digital media software and services, today announced results for the fourth quarter and full year ended December 31, 2018.

•	2018 revenue of $69.5 million, compared to $78.7 million in 2017

•	Commercializing four key growth initiatives: SAFR, Kontxt, RMHD and mobile games

•	Reduced 2018 operating expenses by 3% year-over-year

•	Subsequent to year-end, doubled stake to become 84% majority owner of Napster at compelling economic terms for RealNetworks
Management Commentary
“In 2018 we did not achieve our financial goals. Nonetheless, 2018 was a solid year strategically, in which we made progress on our key growth initiatives, especially SAFR, our world-class facial recognition platform,” said Rob Glaser, Chairman and CEO of RealNetworks. “2019 will also be an important year of commercial progress for SAFR, as well as our other key growth initiatives: Kontxt, our anti-spam and classification platform for messaging; RMHD, our video codec in China; and GameHouse, our casual mobile games business.”
Mr. Glaser added, “We are also delighted to welcome Napster more fully back into the RealNetworks family through our recent acquisition of an additional 42% stake, bringing our ownership to 84%. Bill Patrizio and his team have done an outstanding job of refocusing Napster around B2B and returning Napster to profitability. Through the first nine months of 2018, Napster generated over $14 million in operating income. The addition of Napster significantly increases our scale, with combined full-year revenue of over $200 million.”

Fourth Quarter 2018 Financial Highlights from Continuing Operations

•	Revenue was $16.6 million compared to $17.6 million in the prior quarter and $18.9 million in the prior year period.

•	Gross margin from continuing operations was 77%, up from 76% in the prior quarter and 74% in the prior year period.

•	Operating expenses were flat from the prior quarter and decreased by $0.3 million, or 1%, from the prior year period.

•
Net loss was $(6.9) million, or $(0.18) per share, compared to net loss of $(6.0) million, or $(0.16) per share, in the prior quarter and a net income of $0.4 million, or $0.01 per share, in the prior year period. In the prior year period, net income included the $4.5 million gain on the final receipt of cash from the 2015 sale of the Slingo and social casino business.

•
Adjusted EBITDA was a loss of $(4.1) million compared to a loss of $(3.4) million in the prior quarter and a loss of $(3.6) million in the prior year period. A reconciliation of GAAP net income (loss) to adjusted EBITDA, a non-GAAP measure, is provided in the financial tables that accompany this release.

Full Year 2018 Financial Highlights from Continuing Operations

•	Revenue was $69.5 million, down from $78.7 million in the prior year.

•	Operating expenses declined by $2.1 million, or 3%, from the prior year.

•	Net loss was $(25.0) million, or $(0.66) per share, compared to $(17.4) million, or $(0.47) per share in the prior year.

•
Adjusted EBITDA was a loss of $(16.3) million, compared to a loss of $(12.0) million in the prior year. A reconciliation of GAAP net income (loss) to adjusted EBITDA, a non-GAAP measure, is provided in the financial tables that accompany this release.

•	At December 31, 2018, the Company had $35.6 million in unrestricted cash, cash equivalents and short-term investments, compared to $39.1 million at September 30, 2018.

Business Outlook

Following its acquisition of an additional 42% interest in Rhapsody International (dba Napster), RealNetworks will include 100% of Napster in its consolidated financial statements, which will include a 16% noncontrolling interest. As a result, as of the acquisition date forward, Napster is reflected in the Company’s financial outlook for the first quarter of 2019. The Company's outlook also accounts for one-time transaction related costs.

For the first quarter of 2019, RealNetworks expects to achieve the following results including noncontrolling interest:

•	Total revenue is expected to be in the range of $40.0 million to $43.0 million.

•	Adjusted EBITDA loss is expected to be in the range of $(5.0) million to $(8.0) million.

New Revenue Recognition Accounting Standard

As of January 1, 2018, we adopted Accounting Standards Codification 606 (Topic 606), Revenue from Contracts with Customers, which affects the accounting for our revenue. We adopted Topic 606 using the modified retrospective transition method, under which the prior periods presented have not been recast to reflect adoption of the new standard.

For additional details on the impact of the standard, see our Annual Report on Form 10-K for the year ended December 31, 2017, and our 2018 Quarterly Reports on Form 10-Q.
Conference Call and Webcast Information
The company will host a conference call today to review results and discuss the company's performance shortly after 4:30 p.m. ET/1:30 p.m. PT. You may join the conference call by calling 1-877-451-6152 (United States) or 1-201-389-0879 (International). A telephonic replay of the call will also be available shortly after the completion of the call, until 11:59 pm ET on Wednesday, February 27, 2019, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13686405.
A live webcast will be available on RealNetworks’ Investor Relations site under Events at http://investor.realnetworks.com and will be archived online upon completion of the conference call.

For More Information

Investor Relations for RealNetworks
Laura Bainbridge, Addo IR

310-829-5400
IR@realnetworks.com
RNWK-F

About RealNetworks

RealNetworks creates innovative technology products and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. Find RealNetworks’ corporate information at www.realnetworks.com.

RealNetworks® and the company’s respective logos are trademarks, registered trademarks, or service marks of RealNetworks, Inc. Other products and company names mentioned are the trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and contribution margin by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP net income (loss) from continuing operations to adjusted EBITDA and operating income (loss) by reportable segment to contribution margin by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the quarterly earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, and market position, our strategic focus and initiatives, agreements with partners, and the growth and future prospects relating to our Rhapsody d/b/a Napster affiliate. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: RealNetworks' ability to realize operating efficiencies, growth and other benefits from the implementation of its growth plan, strategic initiatives, and restructuring efforts; the impact of Napster’s financial condition and results of operations upon consolidation with those of RealNetworks; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange

Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarter Ended December 31,		Year Ended December 31,

	2018	2017	2018	2017
	(in thousands, except per share data)

Net revenue	$16,557	$18,865	$69,510	$78,718
Cost of revenue	3,727	4,965	17,727	23,164
Gross profit	12,830	13,900	51,783	55,554

Operating expenses:
Research and development	7,391	7,625	30,789	29,710
Sales and marketing	5,262	5,419	21,140	22,953
General and administrative	5,180	5,358	20,706	20,996
Restructuring and other charges	553	255	1,873	2,526
Lease exit and related benefit	—	—	(454)	—

Total operating expenses	18,386	18,657	74,054	76,185

Operating loss	(5,556)	(4,757)	(22,271)	(20,631)

Other income (expenses):
Interest income, net	74	83	344	436
Gain (loss) on investments, net	—	4,500	—	4,500
Equity in net loss of Napster	(20)	(2,894)	(757)	(3,991)
Other income (expense), net	92	(217)	(103)	(506)

Total other income (expense), net	146	1,472	(516)	439

Loss from continuing operations before income taxes	(5,410)	(3,285)	(22,787)	(20,192)
Income tax expense (benefit)	1,494	(3,732)	2,202	(2,778)

Net income (loss) from continuing operations	(6,904)	447	(24,989)	(17,414)
Net income from discontinued operations, net of tax	—	392	—	1,109
Net income (loss)	$(6,904)	$839	$(24,989)	$(16,305)

Net income (loss) per share - Basic:
Continuing operations	$(0.18)	$0.01	$(0.66)	$(0.47)
Discontinued operations	—	0.01	—	0.03
Net income (loss) per share - Basic	$(0.18)	$0.02	$(0.66)	$(0.44)
Net income (loss) per share - Diluted:
Continuing operations	$(0.18)	$0.01	$(0.66)	$(0.47)
Discontinued operations	—	0.01	—	0.03
Net income (loss) per share - Diluted	$(0.18)	$0.02	$(0.66)	$(0.44)

Shares used to compute basic net income (loss) per share	37,680	37,315	37,582	37,163
Shares used to compute diluted net income (loss) per share	37,680	37,383	37,582	37,163

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	December 31, 2018	December 31, 2017
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$35,561	$51,196
Short-term investments	24	8,779
Trade accounts receivable, net	11,751	12,689
Deferred costs, current portion	331	426
Prepaid expenses and other current assets	5,911	3,715
Current assets of discontinued operations	—	17,456
Total current assets	53,578	94,261

Equipment and software	37,458	46,417
Leasehold improvements	3,292	3,536
Total equipment, software, and leasehold improvements	40,750	49,953
Less accumulated depreciation and amortization	37,996	46,093
Net equipment, software, and leasehold improvements	2,754	3,860

Restricted cash equivalents	1,630	2,400
Other assets	3,997	5,588
Deferred costs, non-current portion	528	955
Deferred tax assets, net	851	1,047
Other intangible assets, net	26	325
Goodwill	16,955	13,060

Total assets	$80,319	$121,496

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$3,910	$3,785
Accrued and other current liabilities	11,312	12,365
Commitment to Napster	2,750	2,750
Deferred revenue, current portion	2,125	3,097
Current liabilities of discontinued operations	—	17,107
Total current liabilities	20,097	39,104

Deferred revenue, non-current portion	268	443
Deferred rent	986	982
Deferred tax liabilities, net	1,168	19
Other long-term liabilities	960	1,775

Total liabilities	23,479	42,323

Shareholders' equity	56,840	79,173

Total liabilities and shareholders' equity	$80,319	$121,496

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Year Ended December 31,
	2018	2017
	(in thousands)

Cash flows from operating activities:
Net loss	$(24,989)	$(16,305)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,135	2,936
Stock-based compensation	2,508	3,675
Equity in net loss of Napster	757	3,991
Deferred income taxes, net	1,170	(3,871)
Loss (gain) on investments, net	—	(4,500)
Fair value of warrants granted in 2015 and 2017, net of subsequent mark to market adjustments in 2018 and 2017	124	(216)
Net change in certain operating assets and liabilities	(926)	(7,060)
Net cash used in operating activities	(19,221)	(21,350)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(765)	(734)
Purchases of short-term investments	—	(13,905)
Proceeds from sales and maturities of short-term investments	8,755	48,457
Acquisition, net of cash acquired	(4,192)	—
Advance to Napster	—	(1,500)
Proceeds from the sale of Slingo and social casino business	—	4,500
Net cash provided by investing activities	3,798	36,818
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	199	239
Tax payments from shares withheld upon vesting of restricted stock	(261)	(356)
Net cash used in financing activities	(62)	(117)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(920)	1,824
Net increase (decrease) in cash, cash equivalents and restricted cash	(16,405)	17,175
Cash, cash equivalents and restricted cash, beginning of period	53,596	36,421
Cash, cash equivalents and restricted cash, end of period	$37,191	$53,596

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2018					2017
	YTD	Q4	Q3	Q2	Q1	YTD	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
Consumer Media (A)	$18,168	$4,068	$4,733	$3,884	$5,483	$22,569	$5,752	$4,197	$6,951	$5,669
Mobile Services (B)	29,670	6,899	7,348	6,719	8,704	30,752	7,155	7,678	7,720	8,199
Games (C)	21,672	5,590	5,498	5,121	5,463	25,397	5,958	6,682	6,934	5,823
Total net revenue	$69,510	$16,557	$17,579	$15,724	$19,650	$78,718	$18,865	$18,557	$21,605	$19,691

Net Revenue by Product
Consumer Media
- Software License (D)	$9,940	$2,049	$2,746	$1,808	$3,337	$13,643	$3,595	$2,012	$4,741	$3,295
- Subscription Services (E)	4,895	1,153	1,232	1,225	1,285	5,891	1,362	1,434	1,531	1,564
- Product Sales (F)	1,177	257	281	299	340	1,310	350	322	261	377
- Advertising & Other (G)	2,156	609	474	552	521	1,725	445	429	418	433

Mobile Services
- Software License (H)	2,838	514	520	469	1,335	2,337	388	688	642	619
- Subscription Services (I)	26,832	6,385	6,828	6,250	7,369	28,415	6,767	6,990	7,078	7,580

Games
- Subscription Services (J)	11,141	3,014	2,745	2,689	2,693	11,024	2,707	2,708	2,781	2,828
- Product Sales (K)	8,647	2,013	2,279	1,953	2,402	13,806	3,086	3,851	4,007	2,862
- Advertising & Other (L)	1,884	563	474	479	368	567	165	123	146	133

Total net revenue	$69,510	$16,557	$17,579	$15,724	$19,650	$78,718	$18,865	$18,557	$21,605	$19,691

Net Revenue by Geography
United States	$35,803	$7,697	$9,026	$7,646	$11,434	$40,833	$10,120	$10,084	$10,889	$9,740
Rest of world	33,707	8,860	8,553	8,078	8,216	37,885	8,745	8,473	10,716	9,951
Total net revenue	$69,510	$16,557	$17,579	$15,724	$19,650	$78,718	$18,865	$18,557	$21,605	$19,691

Net Revenue by Line of Business
(A) The Consumer Media division primarily includes revenue from the licensing of our portfolio of video codec technologies. Also included is RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, sales of RealPlayer Plus software to consumers, and consumer subscriptions such as RealPlayer Plus and SuperPass.

(B) The Mobile Services division primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games division primarily includes revenue from sales of mobile and PC games, online games subscription services, and advertising on games sites and social network sites.
Net Revenue by Product
(D) Software licensing revenue within Consumer Media includes revenues from licenses of our video codec technologies.
(E) Subscriptions revenue within Consumer Media includes revenue from subscriptions such as our RealPlayer Plus and SuperPass offerings.
(F) Product sales within Consumer Media includes sales of RealPlayer Plus software to consumers.
(G) Advertising & other revenue within Consumer Media includes distribution of third-party software products and advertising on RealPlayer websites.
(H) Software license revenue within Mobile Services includes revenue from our integrated RealTimes platform.
(I) Subscription services revenue within Mobile Services includes revenue from ringback tones and our intercarrier messaging services, as well as from related professional services provided to mobile carriers.

(J) Subscription services revenue within Games includes revenue from online games subscriptions.
(K) Product sales revenue within Games includes revenue from retail and wholesale games-related revenue and sales of mobile games.
(L) Advertising & other revenue within Games includes advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations and Reconciliation to non-GAAP Contribution Margin
(Unaudited)

	2018		2017	2018	2017
	Q4	Q3	Q4	YTD	YTD
	(in thousands)
Consumer Media

Net revenue	$4,068	$4,733	$5,752	$18,168	$22,569
Cost of revenue	882	955	915	3,858	4,460
Gross profit	3,186	3,778	4,837	14,310	18,109

Gross margin	78%	80%	84%	79%	80%

Operating expenses	3,614	3,448	3,573	14,419	14,530
Operating income (loss), a GAAP measure	$(428)	$330	$1,264	$(109)	$3,579
Depreciation and amortization	49	49	42	195	410

Contribution margin, a non-GAAP measure	$(379)	$379	$1,306	$86	$3,989

Mobile Services

Net revenue	$6,899	$7,348	$7,155	$29,670	$30,752
Cost of revenue	2,121	2,052	2,271	8,623	10,021
Gross profit	4,778	5,296	4,884	21,047	20,731

Gross margin	69%	72%	68%	71%	67%

Operating expenses	6,906	6,825	6,709	28,066	27,970
Operating income (loss), a GAAP measure	$(2,128)	$(1,529)	$(1,825)	$(7,019)	$(7,239)
Acquisitions related intangible asset amortization	69	70	89	322	574
Depreciation and amortization	116	165	174	616	732

Contribution margin, a non-GAAP measure	$(1,943)	$(1,294)	$(1,562)	$(6,081)	$(5,933)

Games

Net revenue	$5,590	$5,498	$5,958	$21,672	$25,397
Cost of revenue	1,622	1,228	1,868	6,123	8,710
Gross profit	3,968	4,270	4,090	15,549	16,687

Gross margin	71%	78%	69%	72%	66%

Operating expenses	4,865	5,447	5,293	20,324	20,401
Operating income (loss), a GAAP measure	$(897)	$(1,177)	$(1,203)	$(4,775)	$(3,714)
Acquisitions related intangible asset amortization	23	23	18	66	97
Depreciation and amortization	82	91	163	484	630

Contribution margin, a non-GAAP measure	$(792)	$(1,063)	$(1,022)	$(4,225)	$(2,987)

Corporate

Cost of revenue	$(898)	$4	$(89)	$(877)	$(27)
Gross profit	898	(4)	89	877	27

Gross margin	N/A	N/A	N/A	N/A	N/A

Operating expenses	3,001	2,548	3,082	11,245	13,284
Operating income (loss), a GAAP measure	$(2,103)	$(2,552)	$(2,993)	$(10,368)	$(13,257)
Other income (expense), net	92	(112)	(217)	(103)	(506)
Depreciation and amortization	58	109	48	452	493
Restructuring and other charges	553	632	255	1,873	2,526
Stock-based compensation	395	499	630	2,508	3,675
Lease exit and related benefit	—	—	—	(454)	—

Contribution margin, a non-GAAP measure	$(1,005)	$(1,424)	$(2,277)	$(6,092)	$(7,069)

RealNetworks, Inc. and Subsidiaries
Reconciliation of Net income (loss) from continuing operations to adjusted EBITDA, a non-GAAP measure
(Unaudited)

	2018		2017	2018	2017
	Q4	Q3	Q4	YTD	YTD
		(in thousands)

Reconciliation of GAAP Net income (loss) from continuing operations to adjusted EBITDA:

Net income (loss) from continuing operations	$(6,904)	$(5,977)	$447	$(24,989)	$(17,414)
Income tax expense (benefit)	1,494	272	(3,732)	2,202	(2,778)
Interest income, net	(74)	(72)	(83)	(344)	(436)
(Gain) loss on investments, net	—	—	(4,500)	—	(4,500)
Equity in net loss of Napster	20	737	2,894	757	3,991
Acquisitions related intangible asset amortization	92	93	107	388	671
Depreciation and amortization	305	414	427	1,747	2,265
Restructuring and other charges	553	632	255	1,873	2,526
Stock-based compensation	395	499	630	2,508	3,675
Lease exit and related benefit	—	—	—	(454)	—
Adjusted EBITDA, a non-GAAP measure	$(4,119)	$(3,402)	$(3,555)	$(16,312)	$(12,000)